Dreyfus BASIC
U.S. Government
Money Market Fund




SEMIANNUAL REPORT
August 31, 1999



(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements


                                 FOR MORE INFORMATION
                                 Back Cover

                                                                       The Fund

                               Dreyfus BASIC  U.S. Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this semiannual report for Dreyfus BASIC U.S. Government Money Market Fund covering the six-month period from March 1, 1999 through August 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas Riordan.

Before the reporting period began, financial crises in overseas markets had produced concerns among investors that economies in the U.S. and abroad might slow. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999, fueling fears that inflationary pressures might re-emerge.

As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second quarter in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal Reserve raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC U.S. Government Money Market Fund.

Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE
Thomas Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the six-month period ended August 31, 1999, Dreyfus BASIC U.S. Government Money Market Fund produced an annualized yield of 4.52% and, taking into account the effects of compounding, an annualized effective yield of 4.62%.(1) The fund provided a total return of 2.33%(2) compared to the Lipper U.S. Government Money Market Funds category average total return of 2.15% for the same period.(3)
What is the fund's investment approach?

There are many factors we consider when managing the fund. We closely monitor the outlook for economic growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board is also a key determinant in our decision as to how best to structure the portfolio.

Based upon our economic outlook, we actively manage the average maturity of the fund in an effort to take advantage of expected changes in interest rates. For example, if we believe that interest rates are likely to fall, we typically will lengthen our average maturity in order to lock in today's higher rates. Conversely, in a rising interest-rate environment, we typically will shorten our maturities in order to be able to reinvest at higher rates in the future.

In terms of investments, the fund is only invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements backed by U.S. Treasury securities.

What other factors influenced the fund's performance?

When  the  six-month  reporting period began on March 1, 1999, evidence began to
emerge   that   economies   around   the   world   had   seen   the

                                                                    The Fund
worst of the currency and credit crises that affected Asian, Russian and Latin American markets last summer and fall. In the wake of that market turmoil, the Federal Reserve had reduced short-term interest rates in an attempt to provide liquidity and stimulate economic growth. Its strategy appears to have worked, because concerns arose in the first quarter of 1999 that global and domestic factors may be pushing the U.S. economy towards unsustainable growth.

Between February and May, conflicting economic signals allowed short-term rates to remain relatively stable while longer term bond yields rose. Those signals included signs of economic strength in the consumer sector of the economy and relative weakness in the industrial sector. As a result, most investors saw no compelling reason for the Federal Reserve to either increase interest rates to dampen growth, or to reduce rates in an attempt to stimulate growth.

In June, however, it became clearer that economic growth in the world's major industrialized nations was clearly improving. The U.S. economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output that showed signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Because of concerns that overly rapid economic growth might lead to destructive inflationary pressures, the Federal Reserve increased interest rates twice during the summer of 1999, effectively offsetting most of last fall's rate cuts.

These higher interest rates were generally negative for the fund's existing holdings, but we believe they may enable us to lock in prevailing high yields if interest rates decline due to a slowdown in the domestic economy.


What is the portfolio's current strategy?

Over most of the reporting period, the portfolio benefited from our commitment to a longer-than-average maturity. That's because interest rates did not begin to rise until the second quarter of 1999. Consequently, as long as interest rates remained relatively stable, longer maturities enhanced returns by locking in prevailing yields.

However, when it became clear that robust economic growth was likely to lead to higher interest rates, we began to reduce the fund's average maturity in order to keep cash available for higher yielding instruments. More recently, we have once again begun to modestly extend the fund's average maturity. That's because the market appeared to anticipate the Federal Reserve's rate hike in late August, and interest rates were near the high end of their expected range. By modestly extending the fund' s average maturity, we are attempting to lock in
high    current    yields    as    inflation    fears    abate.

September 14, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE.
3 SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                                                             The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
STATEMENT OF INVESTMENTS
August 31, 1999 (Unaudited)
                                                                           Annualized
                                                                            Yield on
                                                                   Date of  Principal

U.S. GOVERNMENT AGENCIES--91.5%                                          Purchase (%)            Amount ($)            Value ($)
Federal Farm Credit Bank, Consolidated Systemwide
   Medium Term Notes
   9/17/1999                                                                  5.14(a)            95,000,000           95,000,000
   9/17/1999                                                                  5.15(a)            70,000,000           70,000,000
   1/28/2000                                                                  5.31(a)            50,000,000           49,995,144
   6/29/2000                                                                  5.30(a)            40,000,000           39,990,564

Federal Home Loan Banks, Discount Notes

   2/11/2000                                                                     4.89            13,350,000           13,344,201
   2/22/2000                                                                     4.89            75,000,000           74,982,624
   2/24/2000                                                                     5.08            22,075,000           22,054,360
   3/29/2000                                                                     4.95            25,000,000           24,997,123
   4/7/2000                                                                      5.70            42,270,000           42,084,268
   5/26/2000                                                                     5.19             5,000,000            4,998,593
   7/14/2000                                                                     5.44            25,000,000           24,998,918
   7/19/2000                                                                     5.44            49,760,000           49,729,032

Federal Home Loan Banks, Floating Rate Notes

   10/15/1999                                                                 5.13(a)            25,000,000           25,000,000
   10/29/1999                                                                 4.98(a)            20,000,000           20,000,000
   6/21/2000                                                                  5.35(a)           165,000,000          164,948,005

Federal Home Loan Banks, Notes

   10/1/1999                                                                     4.78            10,000,000           10,008,854
   1/27/2000                                                                     4.73            25,050,000           25,051,219
   4/26/2000                                                                     4.94            11,000,000           11,001,860

Federal National Mortgage Association, Discount Notes

   2/10/2000                                                                     4.82            50,000,000           49,985,023
   4/20/2000                                                                     4.96            10,000,000            9,996,325
Federal National Mortgage Association,
   Floating Rate Notes
   10/20/1999                                                                 5.27(a)            50,000,000           50,000,000
   1/21/2000                                                                  5.32(a)            50,000,000           50,000,000

Federal National Mortgage Association, Notes

   5/12/2000                                                                     5.01            25,000,000           25,000,520
   10/18/2000                                                                    4.78            16,200,000           16,218,509
Student Loan Marketing Association,
   Floating Rate Notes
   10/1/1999                                                                  5.17(a)            40,000,000           40,000,000

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $1,009,385,142)                                                                                           1,009,385,142



                                                                            Annualized
                                                                              Yield on
                                                                     Date of  Principal

REPURCHASE AGREEMENTS--7.1%                                              Purchase (%)            Amount ($)            Value ($)
Barclays Capital Inc.
   dated 8/31/1999, due 9/1/1999 in the amount of
   $7,841,187 (fully collateralized by U.S. Treasury
   Bills, due 7/31/2000, value $7,962,161)                                       5.45             7,840,000            7,840,000
Donaldson, Lufkin & Jenrette Securities Inc.
   dated 8/31/1999, due 9/1/1999 in the amount of
   $50,007,528 (fully collateralized by U.S. Treasury
   Bills, due 6/30/2000, value $50,626,451)                                      5.42            50,000,000           50,000,000
Warburg Dillon Read Inc.
   dated 8/31/1999, due 9/1/1999 in the amount of
   $21,003,162 (fully collateralized by U.S. Treasury
   Bills, due 2/29/2000, value $21,427,432)                                      5.42            21,000,000           21,000,000
TOTAL REPURCHASE AGREEMENTS
   (cost $78,840,000)                                                                                                 78,840,000
TOTAL INVESTMENTS (cost $1,088,225,142)                                         98.6%                              1,088,225,142
CASH AND RECEIVABLES (NET)                                                       1.4%                                 14,926,650
NET ASSETS                                                                     100.0%                              1,103,151,792
(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999 (Unaudited)
                                                                                                   Cost              Value
ASSETS ($):

Investments in securities--See Statement of

   Investments--Note 1(b)                                                                      1,088,225,142        1,088,225,142
Cash                                                                                                                    5,503,491
Interest receivable                                                                                                     9,706,147
Prepaid expenses                                                                                                           46,415
                                                                                                                    1,103,481,195

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                             254,052
Accrued expenses and other liabilities                                                                                     75,351
                                                                                                                          329,403
NET ASSETS ($)                                                                                                      1,103,151,792
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                     1,103,770,453
Accumulated net realized gain (loss) on investments                                                                      (618,661)
NET ASSETS ($)                                                                                                      1,103,151,792
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      1,103,770,453
NET ASSET VALUE, offering and redemption price per share ($)                                                                 1.00
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Six Months Ended August 31, 1999 (Unaudited)
INVESTMENT INCOME ($):
INTEREST INCOME                                                                                                        28,167,378
EXPENSES:
Management fee--Note 2(a)                                                                                               2,822,378
Shareholder servicing costs--Note 2(b)                                                                                    518,701
Custodian fees                                                                                                             45,072
Registration fees                                                                                                          18,535
Professional fees                                                                                                          15,631
Trustees' fees and expenses--Note 2(c)                                                                                     10,365
Prospectus and shareholders' reports                                                                                       10,072
Miscellaneous                                                                                                               3,561
TOTAL EXPENSES                                                                                                          3,444,315
Less--reduction in management fee due to
  undertaking-Note 2(a)                                                                                                  (908,178)
NET EXPENSES                                                                                                            2,536,137
INVESTMENT INCOME--NET                                                                                                 25,631,241
NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                                                                      9,653
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   25,640,894
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS
                                                                             Six Months Ended
                                                                              August 31, 1999                        Year Ended
                                                                                   (Unaudited)                February 28, 1999
OPERATIONS ($):
Investment income--net                                                              25,631,241                        61,063,913
Net realized gain (loss) on investments                                                  9,653                           (11,328)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        25,640,894                        61,052,585

DIVIDENDS TO SHAREHOLDERS FROM ($):
INVESTMENT INCOME--NET                                                             (25,925,982)                      (60,955,715)
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
Net proceeds from shares sold                                                      418,351,737                     1,024,399,996
Dividends reinvested                                                                25,313,799                        57,885,133
Cost of shares redeemed                                                           (522,827,448)                   (1,208,430,626)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                                (79,161,912)                     (126,145,497)
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (79,447,000)                     (126,048,627)

NET ASSETS ($):
Beginning of Period                                                              1,182,598,792                     1,308,647,419
END OF PERIOD                                                                    1,103,151,792                     1,182,598,792
Undistributed investment income--net                                                       --                            294,741
SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions.  These  figures  have  been  derived  from  the  fund's financial statements.
                                                      Six Months Ended
                                                       August 31, 1999                  Fiscal Year Ended February,

                                                            (Unaudited)    1999       1998        1997        1996          1995

PER SHARE DATA ($):
Net asset value,

   beginning of period                                           1.00       1.00      1.00        1.00         1.00          1.00

Investment Operations:

Investment income--net                                            .023       .049      .052        .051         .058          .046

Distributions:
Dividends from investment

   income--net                                                   (.023)     (.049)    (.052)      (.051)       (.058)        (.046)
Net asset value, end of period                                   1.00       1.00      1.00        1.00         1.00          1.00
TOTAL RETURN (%)                                                 4.62(a)    5.06      5.33        5.20         5.94          4.67

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .45(a)     .45       .45         .45          .31           .17

Ratio of net investment income

   to average net assets                                         4.53(a)    4.97      5.22        5.09         5.79          5.05
Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                                    .16(a)     .16       .17         .20          .36           .44
Net Assets, end of period
   ($ x 1,000)                                              1,103,152   1,182,599 1,308,647   1,459,949    1,366,056     1,041,722
(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1--Significant Accounting Policies:
Dreyfus BASIC U.S. Government Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.
It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.
The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.
(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $1,969 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.
(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
The  fund  has  an  unused  capital  loss  carryover  of  approximately $618,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1999. This amount is calculated based on Federal income tax regulations which may differ
from    financial    reporting    in    accor    The    Fund
dance with generally accepted accounting principles. If not applied, $200 of the carryover expires in fiscal 2003, $523,000 expires in fiscal 2005, $43,300 expires in fiscal 2006 and $52,000 expires in fiscal 2007.
At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2--Management Fee and Other Transactions  With Affiliates:
(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $908,178 during the period ended August 31, 1999.
(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1999, the fund was charged $408,637 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $37,047 pursuant to the transfer agency agreement.
(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
                                                             The Fund

NOTES

                        For More Information

                        Dreyfus BASIC U.S. Government Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  124SA998